UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2023

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1     Registrant's Business and Operations
Item 1.01    Entry into a Material Definitive Agreement
Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “us” or “we”) acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent divestiture of one such business.
Advanced Circuits
On January 10, 2023, the Company, solely in its capacity as the representative (the “Equityholders’ Representative”) of the holders (the “Equityholders”) of stock and options of Compass AC Holdings, Inc. (“Advanced Circuits”), a majority owned subsidiary of the Company, entered into a definitive Agreement and Plan of Merger (the “Agreement”) with APCT Inc. (“Purchaser”), Circuit Merger Sub, Inc. (“Merger Sub”) and Advanced Circuits, pursuant to which Purchaser will acquire all of the issued and outstanding securities of Advanced Circuits, the parent company of the operating entity, Advanced Circuits, Inc., through a merger of Merger Sub with and into Advanced Circuits, with Advanced Circuits surviving the merger and becoming a wholly owned subsidiary of Purchaser (the “Merger”). The sale price of Advanced Circuits will be based on an enterprise value of $220 million and will be subject to certain adjustments based on matters such as the working capital and cash and debt balances of Advanced Circuits at the time of the closing. The Company owns approximately 68% of the outstanding stock of Advanced Circuits on a fully diluted basis. The proceeds received by the Company will be used to repay all or a portion of outstanding debt under the Company’s revolving credit facility.

The Agreement contains customary representations, warranties and covenants. The obligations of Purchaser and Merger Sub, on the one hand, and Advanced Circuits and the Equityholders, on the other hand, to consummate the transactions contemplated by the Agreement are subject to certain conditions, including, but not limited to, (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) the absence of any court order or law enacted by any governmental authority preventing consummation of the transactions contemplated by the Agreement, (iii) performance in all material respects by the other party of its covenants, (v) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iv) the approval of the Agreement and the Merger by the equity holders of Advanced Circuits by written consent. Purchaser and Merger Sub’s obligations to consummate the transactions contemplated by the Agreement are also subject to the condition that (a) no material adverse effect will have occurred with respect to the Advanced Circuits business prior to closing and (b) the number of shares of Advanced Circuits' common stock with respect to which appraisal rights have been exercised will not exceed 5.0% of the issued and outstanding shares.

The Agreement also contains certain rights to terminate the agreement, including the right of either Purchaser or Advanced Circuits to terminate the Agreement after April 10, 2023, if the transactions contemplated by the Agreement have not been consummated by such date, subject to certain exceptions.

The sale is expected to close in the first quarter of 2023. However, there can be no assurances that all of the conditions to closing will be satisfied.

The foregoing brief description of the Agreement is not meant to be exhaustive and is qualified in its entirety by the Agreement itself, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K.

Section 8     Other Events
Item 8.01    Other Events
    On January 11, 2023, CODI issued a Press Release announcing the sale of Advanced Circuits. The foregoing description of the Press Release is qualified in its entirety by reference to the complete text of the Press Release furnished as Exhibit 99.1 hereto, which is hereby incorporated by reference herein.
Forward Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the expectations related to the sale of Advanced Circuits. Words such as “believes”, “expects”, “anticipates”, “intends”, “projects”, “assuming”, and “future” or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, including, but not limited to, the risk that the Merger may not be completed in a timely manner or at all; risks associated with the disposition of Advanced Circuits generally, such as the inability to obtain, delays in obtaining, or the imposition of burdensome conditions imposed in connection with obtaining regulatory approval and the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement entered into for the disposition of Advanced Circuits; and the effect of the announcement or pendency of the Merger on the Advanced Circuit’s business relationships, performance, and business generally. Certain other factors are enumerated in the risk factor discussion in the Form 10-K filed by CODI with the SEC for the year ended December 31, 2021 and other filings with the SEC. Except as required by law, CODI undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated January 10, 2023, by and among (i) APCT Inc.; (ii) Circuit Merger Sub, Inc.; (iii) Compass AC Holdings, Inc.; and (iv) Compass Group Diversified Holdings LLC, as the Equityholders’ Representative.*

99.1	Press Release dated January 11, 2023 announcing the sale of Advanced Circuits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The registrant will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2023	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2023	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer